                                                                EXHIBIT 10.13(b)


                    FIRST AMENDMENT TO OFFICE BUILDING LEASE

         This FIRST AMENDMENT TO OFFICE BUILDING LEASE ("First Amendment") is made and entered into as of August 15, 1996, by and between CALIFORNIA PLAZA IIA, LLC, a California limited liability company ("Landlord"), and AAMES FINANCIAL CORPORATION, a Delaware corporation ("Tenant").

                                R E C I T A L S:

         A. Landlord and Tenant entered into that certain Office Building Lease (the "Lease"), dated August 7, 1996, whereby Landlord leased to Tenant and Tenant leased from Landlord approximately 176,834 rentable square feet of space commonly known as Suites 3300, 3400, 3800, 4200, 5100 and 5200 (the "Premises") located on the 33rd, 34th, 38th, 42nd, 51st and 52nd floors of the building (the "Building") known as Two California Plaza, located at 350 South Grand Avenue, Los Angeles, California.

         B. Landlord has delivered to Tenant the "Premises Relocation Notice," as that term is defined in Section 1.2 (A) of the Lease. Based upon the foregoing, the parties desire to amend the Lease on the terms and conditions set forth in this First Amendment.

                               A G R E E M E N T:

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. TERMS. All undefined terms when used herein shall have the same receptive meanings as are given such terms in the Lease unless expressly provided otherwise in this First Amendment.

         2.      PREMISES.

                 2.1 INITIAL PREMISES. Section 1.1(S) of the Lease is hereby deleted and is replaced with the following:

                          "(S) 'Premises'  shall mean that space shown
                          on  the  floor  plans  attached   hereto  as
                          Exhibit A, known as Suites 4000, 4200, 4300,
                          4400,  4700,  5100 and 5200,  located on the
                          fortieth (40th),  forty-second (42nd), forty
                          third   (43rd),    forty-   fourth   (44th),
                          forty-seventh (47th), fifty-first (51st), and fifty-second (52nd) floors of the Office Building, containing 178,391 rentable square feet, which is comprised of 26,224 rentable square feet of space on the fortieth





                                       1


                                                           TWO CALIFORNIA PLAZA
                                                  [AAMES FINANCIAL CORPORATION]

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                          (40th) floor, 26,830 rentable square feet on
                          space  on  the  forty-second  (42nd)  floor,
                          26,830  rentable square feet of space on the
                          forty-third   floor  (43rd)  floor,   26,830
                          rentable   square   feet  of  space  on  the
                          forty-fourth  floor  (44th)  floor,   26,830
                          rentable   square   feet  of  space  on  the
                          forty-seventh  floor  (47th)  floor,  22,454
                          rentable   square   feet  of  space  on  the
                          fifty-first   (51st)   floor,   and   22,393
                          rentable   square   feet  of  space  on  the
                          fifty-second (52nd) floor."

In connection with the foregoing, Exhibit A attached to the Lease is hereby deleted and is replaced with Exhibit A, attached hereto.

             2.2     FIRST OFFER SPACE.  Notwithstanding anything in Section
1.2 (B) of the Lease to the contrary, the First Offer Space shall be comprised of all of the space located on floors 41, 45, 46, 48, 49 and 50 of the Building and the Landlord Designated First Offer Floors. In connection with the Landlord Designated First Offer Floors, as applicable, the Load Factors shall be as follows:

                                   Load Factor                     Load Factor
                                   ------------                    -----------
             Floor             If Multi-Tenant Floor         If Single Tenant Floor
             -----             ---------------------         ----------------------
               2                      1.1656                           1.0954
               3                      1.1693                           1.0964
               4                      1.1632                           1.0935
               5                      1.1632                           1.0934
               6                      1.1644                           1.0945
               7                      1.1657                           1.0959
               8                      1.1657                           1.0956
               9                      1.1669                           1.0967
               10                     1.1669                           1.0967
               11                     1.1669                           1.0967
               12                     1.1692                           1.0987
               18                     1.3265                           1.1721
               19                     1.1677                           1.0960
               20                     1.1674                           1.0960
               21                     1.1674                           1.0960

In connection with the foregoing, Exhibit A-1 of the Lease is hereby deleted and is replaced with Exhibit A-1, attached hereto, which attached Exhibit A-1 includes all of the potential Landlord Designated First Offer Floors.





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                                                           TWO CALIFORNIA PLAZA
                                                  [AAMES FINANCIAL CORPORATION]

    3. COMMENCEMENT DATE. Notwithstanding anything in Section 1.1 (E) of the Lease to the contrary, the Commencement Date shall, subject to the Commencement Date Delay provisions of the Tenant Work Letter attached to the Lease as Exhibit C, occur on May 19, 1997.

    4.       RENT.

    4.1 BASE RENT. Section 1.1 (B) of the Lease is hereby deleted and is replaced with the following:

    "(B)     'Base Rent' shall mean the base rent payable by Tenant during the
Term, as follows:

                                                                                        ANNUAL
                                                                                        RATE PER
                                                                                        RENTABLE
                                                                                        SQUARE
                                                                                        FOOT
 PAYMENT DATES                                   ANNUAL             MONTHLY
 Commencement   Date   through    and
 including the tenth (10th)  month of
 the Fifth (5th)
 Lease Year                                   $2,051,496.50         $170,958.04         $11.50

 Eleventh (11th) month  of the  fifth
 (5th)   Lease   Year   through   and
 including  the  tenth (10th)   month
 of the Tenth (10th)
 Lease Year                                    2,872,095.10         $239,341.25         $16.10

 Eleventh  (11th)   month  of   tenth
 (10th)   Lease  Year   through   and
 including the
 Expiration Date                              $3,731,939.70         $310,994.97         $20.92



    4.2 FREE RENT. The last sentence of Section 1.4 of the Lease is hereby deleted and is replaced with the following:

             "Notwithstanding anything in this Section 1.4 to the contrary, Tenant shall not be required to pay an amount equal to One Hundred Seventy Thousand Nine Hundred Fifty-Eight and 04/100ths Dollars ($170,958.04) of Base Rent which is attributable to the first twenty-two (22)








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                                                           TWO CALIFORNIA PLAZA
                                                  [AAMES FINANCIAL CORPORATION]
             months of the Term beginning on the Commencement Date."

5.       TENANT WORK LETTER MODIFICATIONS.

         5.1.    TENANT IMPROVEMENT ALLOWANCE.  The first sentence of Section
2.1 of the Tenant Work Letter is hereby deleted and is replaced with the following:

             "Tenant shall be entitled to a one-time tenant improvement allowance (the "Tenant Improvement Allowance") in the amount of Sixty and No/100 Dollars ($60.00) for each of the 178,391 rentable square feet of the Premises, or Ten Million Seven Hundred Three Thousand Four Hundred Sixty and No/100 Dollars ($10,703,460.00) for the costs relating to the initial design and construction of Tenant's improvements including consultant fees, moving expenses, permits, furniture, fixtures and equipment and those other items as specified below in this Tenant Work Letter (the "Tenant Improvements"). Notwithstanding the foregoing, Landlord and Tenant hereby acknowledge and agree that the Tenant Improvement Allowance shall (a) be increased by an amount equal to Twenty Thousand and No/100 Dollars ($20,000.00), and (b) be decreased by Thirty Thousand Five Hundred Sixty-Eight and 20/100 Dollars ($30,568.20)."

             5.2 CROSSOVER IMPROVEMENTS. Section 1.13 of the Tenant Work Letter is hereby deleted in its entirety.

    6. BROKER. Landlord and Tenant hereby warrant to each other that they have no dealings with any real estate broker or agent in connection with the negotiation of this First Amendment other than Cushman Realty Corporation (the "Broker"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this First Amendment. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Broker, occurring by, through, or under the indemnifying party. The terms of this Section 6 shall survive the expiration or earlier termination of the Term. For purposes of calculating the commission due Broker, the 1,557 rentable square feet of space added to the Premises pursuant to this First Amendment shall be deemed "Additional Space."





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                                                           TWO CALIFORNIA PLAZA
                                                  [AAMES FINANCIAL CORPORATION]

    7. NO FURTHER MODIFICATION. Except as specifically set forth in this First Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

    IN WITNESS WHEREOF, this First Amendment has been executed as of the day and year first above written.

TENANT:                              AAMES FINANCIAL CORPORATION,
                                     a Delaware corporation

                                     By:  /s/ Bobbie Burroughs
                                          -------------------------------------
                                     Name: Bobbie Burroughs
                                          -------------------------------------
                                     Title:  EXEC. V.P.
                                           ------------------------------------
                                     Federal Tax I.D. Number or Social Security
                                     Number:  95-4340340
                                            -----------------------------------
                                     Date:      8-20-96
                                          -------------------------------------



LANDLORD:                            CALIFORNIA PLAZA IIA, LLC, a California
                                     limited liability company

                                     By:     /s/ Shari L Reed
                                          -------------------------------------
Name: Shari L. Reed                  Title:Vice President
                                          -------------------------------------
                                     Date:   8/20/96
                                          -------------------------------------
















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                                                           TWO CALIFORNIA PLAZA
                                                  [AAMES FINANCIAL CORPORATION]